                          REGISTRATION RIGHTS AGREEMENT dated as of May _, 1994, between AMERICAN EXPRESS COMPANY, a New York corporation ("Amexco"), and LEHMAN BROTHERS HOLDINGS INC., a Delaware Corporation ("Holdings").

                 WHEREAS, upon consummation of the transactions contemplated by the Purchase and Exchange Agreement, dated May __, 1994, between Amexco and Holdings (the "Purchase Agreement"), Amexco will be the owner of 8,000,000 shares (the "Cumulative Preferred Shares") of Cumulative Voting Preferred Stock of Holdings and 928 shares (the "Redeemable Preferred Shares") of Redeemable Voting Preferred Stock of Holdings; and
                 WHEREAS, Holdings is granting to Amexco the registration rights set forth below with respect to the Cumulative Preferred Shares and the Redeemable Preferred Shares (collectively, the "Amexco Securities").
                 NOW, THEREFORE, upon the premises and the mutual promises herein contained, and for good and valuable consideration, the receipt and adequacy of which is acknowledged, the parties agree as follows:

                 1.       Registration Rights.
                          (a)     Demand Registration.  If Amexco shall request
Holdings in writing to register under the Securities Act of 1933, as amended (the "Act"), any Amexco Securities held by it or any transferee as defined in
Section 8 (whether for purposes of a public offering, an exchange offer or otherwise), Holdings shall as expeditiously as possible prepare and file and use its best efforts to cause to become effective as soon as practicable a registration statement under the Act to effect the offering of the Amexco Securities specified in such request in the manner specified in such request. If Amexco shall so request and Holdings is then eligible to register such Amexco Securities on Form S-3 (or a successor form), Holdings will register such Amexco Securities for offering on a delayed or continuous basis pursuant to Rule 415 (or any successor rule or rules to similar effect) under the Act. If Amexco shall so request, Holdings shall, at the expense of Amexco, take such actions as shall be necessary or appropriate to permit any Amexco Securities specified in such request to be offered and sold in compliance with the securities laws or other relevant laws of any European jurisdiction or in Japan (including, without limitation, listing such

Amexco Securities on any foreign securities exchange in Europe or in Japan on which the Common Stock of Holdings is then listed) and shall otherwise cooperate in a timely manner in such offering. Notwithstanding the foregoing, Holdings shall be entitled to defer for a reasonable period of time, but not in excess of 90 days (a "Blackout Period"), the filing of any registration statement otherwise required to be prepared and filed by it if in the good faith judgment of the General Counsel of Holdings, the filing of a registration statement at such time would require the disclosure of material information which Holdings has a bona fide business purpose for preserving as confidential or Holdings is unable to comply with SEC requirements such as the preparation of pro forma financial information; provided, however, that not more than two such Blackout Periods may be commenced during any period of 365 consecutive days. If a Blackout Period is commenced, Holdings shall promptly make such filing as soon as the conditions which permit it to delay such filing no longer obtain. In the event of any such deferral, Amexco shall have the right to withdraw its request for registration and such withdrawn request shall not be considered as a demand registration under this Section 1(a). The aggregate number of times that Amexco

(together with any transferees of Amexco) shall have the right to exercise demand registration rights pursuant to this Section 1(a) with respect to either class of the Amexco Securities plus the number of private placement memoranda required to be prepared and delivered by Holdings with respect to such class pursuant to Section 6(b) of the Purchase Agreement shall not exceed six, and Amexco (together with any transferees of Amexco) shall have the right to exercise demand registration rights pursuant to this Section 1(a) up to two times during any period of 365 consecutive days.
                          (b)     Condition to Exercise of Rights.  The
obligations of Holdings under paragraph (a) of this Section 1 shall be subject to the limitation that Holdings shall not be obligated to register or take other specified actions with respect to Amexco Securities, unless the number of shares specified in such request shall be at least 10% of the total number of shares of such class at the time outstanding; provided, however, that such limitation shall not apply in the case of a demand for registration if such sale is necessary or advisable in the good faith judgment of the General Counsel of Amexco in order to comply with any applicable law or any order of a regulatory authority or court. If the anticipated effective date of a filing falls after 45 days and within 90 days subsequent to the end of a fiscal year, and Holdings would be required to include in the registration statement audited financial statements for its most recently completed fiscal year, then Holdings may delay the filing of a registration statement for such period (up to 90 days after the end of such fiscal year) as is reasonably necessary in Holdings' judgment to include therein its audited financial statements for such fiscal year. In addition, Holdings shall not be required to file a registration statement for Amexco pursuant to this Section l until a period of 90 days shall have elapsed from the effective date of the most recent previous registration for Amexco under this Section 1.
                          (c)     Piggyback Registration.  If prior to May 1,
2001, Holdings shall propose to register any securities for public sale under the Act, including any registration by Holdings of securities for the account of another securityholder of Holdings, on a form and in a manner which would permit registration of the Amexco Securities for sale to the public, then Holdings shall give the President or Chief Financial Officer of Amexco prompt notice of the proposed registration and shall include in such registration such number of Amexco

Securities as Amexco shall request within 15 business days after the giving of such notice; provided, however, that Holdings may at any time prior to the effectiveness of any such registration statement, in its sole discretion and without the consent of Amexco, abandon the proposed offering in which Amexco had requested to participate. Notwithstanding the foregoing, (i) Holdings shall not be obligated to include such Amexco Securities in such offering if Holdings is advised in writing by a recognized independent investment banking firm selected by Holdings (with a copy to Amexco) that inclusion in such offering of all or a specified number of such Amexco Securities requested to be included therein would interfere with the successful marketing of the securities (other than such Amexco Securities) in such offering; provided, however, that Holdings shall in any case be obligated to include such number or amount of Amexco Securities in such offering, if any, as such investment banking firm shall determine will not so interfere with such marketing, and
(ii) Holdings shall not be obligated to effect any registration of such Amexco Securities incidental to the registration by Holdings of any of its securities in connection with mergers, acquisitions, exchange offers, subscription offers, dividend reinvestment plans or stock option or other director or employee benefit plans.
                          (d)     Conversion of Other Securities. etc.  Should
Amexco offer any options, rights, warrants or other securities issued by it or any other person that are offered with, convertible into or exercisable or exchangeable for any Amexco Securities, Holdings' obligations under this Section l shall be applicable to such securities to be purchased upon such conversion, exercise or exchange or offered with such other securities.
                          (e)     Third Person Shares.  Holdings shall have the
right to cause the registration of additional securities for sale for the account of any person in any registration of Amexco Securities requested by Amexco pursuant to Section l(a), provided, that, Holdings shall not have the right to cause the registration of such additional securities if (i) Amexco is advised in writing (with a copy to Holdings) by a recognized independent investment banking firm selected by Amexco that, in such firm's opinion, registration of such additional securities would interfere with the successful marketing of such Amexco Securities, or (ii) Amexco does not receive assurances satisfactory to it that the person for whose account such additional securities are being registered will pay its pro rata share of the registration expenses. Amexco may require that any such additional securities be included in the offering proposed by Amexco on the same terms and conditions as the Amexco Securities are included therein.
                 2. Covenants of Holdings. In connection with any offering of Amexco Securities pursuant to this Agreement, Holdings shall
                          (a)     furnish to Amexco such number of copies of
any preliminary, base, interim or final prospectus, registration statement, offering memorandum or other offering document (including any exhibits thereto or documents referred to therein) as Amexco may reasonably request and a copy of any and all transmittal letters or other correspondence with the Securities and Exchange Commission (the "SEC") or any other governmental agency or self-regulatory body or other body having jurisdiction (including any domestic or foreign securities exchange) relating to such offering of Amexco Securities;
                          (b)     use its best efforts to qualify such Amexco
Securities for offer and sale under the securities, "blue sky" or similar laws of such jurisdictions (including Japan and any country in Europe or any political subdivision thereof) as Amexco or any underwriter shall reasonably request and use its best efforts to obtain all appropriate registrations, permits and consents required in connection therewith, except that Holdings shall not for any such purpose be required to qualify generally to do business as a foreign corporation in any jurisdiction wherein it is not so qualified, or to subject itself to taxation in any such jurisdiction, or to consent to general service of process in any such jurisdiction; provided that, in the case of any such registration or qualification in any non-United States jurisdiction, notwithstanding Section 4, Amexco shall pay all costs and expenses incurred by Holdings in connection with such registration or qualification in such jurisdiction;
                          (c)     furnish to Amexco, addressed to it, (i) an
opinion of counsel for Holdings, dated the date of the closing of the offering of Amexco Securities, and (ii) a "cold comfort" letter signed by the independent public accountants who have certified Holdings' financial statements included in such registration statement, covering substantially the same matters with respect to such registration statement (and the prospectus included therein) and, in the case of such accountants' letter, with respect to events subsequent to the date of such financial statements, as are customarily covered in opinions of issuer's counsel and in accountants' letters delivered to underwriters in underwritten public offerings of securities and such other matters as Amexco may reasonably request;
                          (d)     furnish unlegended certificates representing
ownership of the Amexco Securities being sold in such denominations as shall be requested by Amexco or the lead underwriter;
                          (e)     promptly inform Amexco (i) in the case of any
offering of Amexco Securities in respect of which a registration statement is filed under the Act, of the date on which such registration statement or any post-effective amendment thereto becomes effective (and, in the case of an offering abroad of Amexco Securities, of the date when any required filing under the securities and other laws of such foreign jurisdictions shall have been made and when the offering may be commenced in accordance with such laws) and (ii) of any request by the SEC, any securities exchange, government agency, self-regulatory body or other body having jurisdiction for any amendment of or supplement to any registration statement or preliminary prospectus or prospectus included therein or any offering memorandum or other offering document relating to such offering;
                          (f)     until the earlier of (i) such time as all of
the Amexco Securities being offered have been disposed of in accordance with the intended method of disposition by Amexco set forth in the Registration Statement or other offering document (and the expiration of any prospectus delivery requirements in connection therewith) or (ii) the expiration of nine months after such Registration Statement or other offering document becomes effective (unless the offering is a continuous offering of securities under Rule 415, in which case until the offering is completed), keep effective and maintain any registration, qualification or approval obtained in connection with the offering of the Amexco Securities, and amend or supplement the registration statement or prospectus or other offering document used in connection therewith to the extent necessary in order to comply with applicable securities laws and immediately notify Amexco of any such amendment or supplement;
                 (g) use its best efforts to have such Amexco Securities listed on any domestic and foreign securities exchanges as to which Amexco shall request such listing;

provided, however, that in the case of any such listing on any foreign securities exchange, notwithstanding Section 4, Amexco shall pay all costs and expenses incurred by Holdings in connection with such listing;
                          (h)     promptly notify Amexco of the happening of
any event as a result of which any registration statement or any preliminary prospectus or prospectus included therein or any offering memorandum or other offering document includes an untrue statement of any material fact or omits to state any material fact required to be stated therein or necessary to make the statements therein not misleading, and prepare, file as appropriate and furnish to Amexco as promptly as possible as many copies as Amexco shall request of a supplement to or amendment of such offering document which shall correct such untrue statement or eliminate such omission;
                          (i)     If Amexco so requests, use its best efforts
to establish, at the expense of Amexco, a depositary arrangement with respect to the Redeemable Preferred Shares, in order that interests in the Redeemable Preferred Shares may be sold via the use of depositary receipts; and
                          (j)     take such other actions and execute and
deliver such other documents as may reasonably be necessary to give full effect to the rights of Amexco under this Agreement.
                 3.       Underwriting; Due Diligence.
                          (a)     If requested by the underwriters for any
underwritten offering of Amexco Securities pursuant to a registration requested hereunder, Holdings will enter into an underwriting agreement with such underwriters for such offering, such agreement to contain such representations and warranties by Holdings and such other terms and provisions as are customarily contained in underwriting agreements with respect to secondary distributions, including, without limitation, indemnities and contribution to the effect and to the extent provided in Section 5 and the provision of opinions of counsel and accountants' letters to the effect and to the extent provided in Section 2(c). The holders of the Amexco Securities on whose behalf the Amexco Securities are to be distributed by such underwriters shall be parties to any such underwriting agreement and the representations and warranties by, and the other agreements on the part of Holdings to and for the benefit of such underwriters, shall also be made to and for the benefit of such holders of the Amexco Securities.
                          (b)     In the event that any registration
pursuant to Section 1(c) shall involve, in whole or in part, an underwritten offering, Holdings may require the Amexco Securities requested to be registered pursuant to Section 1(c) to be included in such underwriting on the same terms and conditions as shall be applicable to the other securities being sold through underwriters under such registration. The representations and warranties in such underwriting agreement by, and the other agreements on the part of, Holdings to and for the benefit of such underwriters, shall also be made to and for the benefit of the holders of the Amexco Securities.
                          (c)     In connection with the preparation and filing
of each registration statement registering securities under the Act, Holdings will give Amexco and the underwriters, if any, and their respective counsel and accountants, such reasonable and customary access to its books and records and such opportunities to discuss the business of Holdings with its officers and the independent public accountants who have certified its financial statements as shall be necessary, in the opinion of Amexco and such underwriters or their respective counsel, to conduct a reasonable investigation within the meaning of the Act.

                 4.       Expenses.
                          (a)     All expenses incurred in complying with
Amexco's first four demands under Section 1(a) hereof, including, without limitation, all registration and filing fees (including all expenses incident to any filing with the National Association of Securities Dealers, Inc. or listing on any domestic or foreign securities exchange), fees and expenses of complying with securities and blue sky laws (including those of counsel retained to effect such compliance) and printing expenses (collectively, the "Registration Expenses") shall be borne by Holdings. All Registration Expenses relating to any additional demands of Amexco shall be borne by Amexco. Notwithstanding the foregoing (i) Amexco shall, subject to Section 7(c) of the Purchase Agreement, pay all underwriting discounts and commissions and any stamp, duty or transfer tax, and (ii) Holdings shall pay (x) the fees and disbursements of its independent public accountants (including any such fees and expenses incurred in performing any special audits required in connection with any such offering and incurred in connection with the preparation of pro forma financial statements and comfort letters for any such offering), (y) transfer agents', depositaries' and registrars' fees and the fees of any other agent appointed in connection with such offering, and
(z) all security engraving and security printing expenses, and (iii) each party shall pay the fees and expenses of its counsel. In no event, however, shall Amexco be required to pay any internal costs of Holdings.
                          (b)     All expenses incurred in complying with
Section 1(c) hereof, including, without limitation, any Registration Expenses, shall be paid by Holdings, except that (i) Amexco shall pay all underwriting discounts, commissions and expenses specifically attributable to the inclusion in the offering under said Section 1(c) of the Amexco Securities, including any stamp, duty or transfer tax attributable to the Amexco Securities, and (ii) each party shall pay the fees and expenses of its counsel.
                 5.       Indemnification.
                          (a)     Holdings Indemnity.  In the case of each
offering of Amexco Securities made pursuant to this Agreement, Holdings agrees to indemnify and hold harmless Amexco, its officers and directors, each underwriter of Amexco Securities so offered and each person, if any, who controls any of the foregoing persons within the meaning of the Act, against any and all losses, claims, damages or liabilities, joint or several, to which they or any of them may become subject under the Act, the Securities Exchange Act of 1934 (the "Exchange Act") or other federal or state statutory law or regulation, at common law or otherwise, including any amount paid in settlement of any litigation commenced or threatened, and shall promptly reimburse them, as and when incurred, for any legal or other expenses incurred by them in connection with investigating any claims and defending any actions, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon any untrue statement or alleged untrue statement of a material fact contained in the registration statement, as originally filed or in any amendment thereof, or in any preliminary, interim or final prospectus included therein, or in any amendment thereof or supplement thereto, or arise out of or are based upon the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, or arise out of or are based upon any violation or alleged violation by Holdings of the Act, any blue sky laws, securities laws or other applicable laws of any state or country in which the Amexco Securities are offered and relating to action or inaction required of Holdings in connection with such offering, and agrees to promptly reimburse each such indemnified party, as and when incurred, for any legal or other expenses reasonably incurred by them in connection with investigating or defending any such loss, claim, damage, liability or action; provided, however, that (i) Holdings will not be liable in any such case to the extent that any such loss, claim, damage or liability arises out of, or is based upon, any such untrue statement or alleged untrue statement or omission or alleged omission made therein in reliance upon and in conformity with written information furnished to Holdings by Amexco specifically for use in connection with the preparation thereof, and (ii) such indemnity with respect to any preliminary, interim or, in the case of a Rule 415 offering, base prospectus shall not inure to the benefit of Amexco (or any person controlling Amexco), or any underwriter (or any person controlling such underwriter) from whom the person asserting any such loss, claim, damage or liability purchased the Amexco Securities which are the subject thereof if such person did not receive a copy of the final prospectus at or prior to the confirmation of the sale of such Amexco Securities to such person in any case where such delivery is required by the Act and the untrue statement or omission of a material fact contained in the preliminary, interim or base prospectus was corrected in the final prospectus, unless such failure to deliver the final prospectus was a result of noncompliance by Holdings with its obligations under this Agreement. This indemnity agreement will be in addition to any liability which Holdings may otherwise have.
                          (b)     Amexco Indemnity.  In the case of each
offering made pursuant to this Agreement, Amexco agrees to indemnify and hold harmless Holdings, each of its directors, each of its officers who sign the registration statement, and each person, if any, who controls Holdings within the meaning of the Act (and if requested by the underwriters, each underwriter who participates in the offering and each person, if any, who controls any such underwriter within the meaning of the Act), from and against any and all losses, claims, damages or liabilities, joint or several, to which they or any of them may become subject, under the Act, the Exchange Act or other federal or state statutory law or regulation, at common law or otherwise, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of, or are based upon any untrue statement or alleged untrue statement of a material fact contained in the registration statement, or in any preliminary, interim, base or final prospectus, or in any amendment thereof or supplement thereto, or arise out of or are based upon the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, in each case to the extent, but only to the extent, that the same was made therein in reliance upon and in conformity with written information furnished to Holdings by Amexco specifically for use in the preparation thereof, or arise out of or are based upon any violation or alleged violation by Amexco of the Act, any blue sky laws, securities laws or other applicable laws of any state or country in which the Amexco Securities are offered and relating to action or inaction required of Amexco in connection with such offering, and agrees to promptly reimburse each such indemnified party, as and when incurred, for any legal or other expense reasonably incurred by them in connection with investigating or defending any such loss, claim, damage, liability or action. This indemnity agreement will be in addition to any liability which Amexco may otherwise have.

                          (c)     Procedure for Indemnification.  Promptly
after receipt by an indemnified party under this Section 5 of notice of the commencement of any action, such indemnified party will, if a claim in respect thereof is to be made against the indemnifying party under this Section 5, notify the indemnifying party in writing of the commencement thereof; but the omission so to notify the indemnifying party will not relieve it from any liability which it may have to any indemnified party otherwise than under this
Section 5. In case any such action is brought against any indemnified party, and it notifies the indemnifying party of the commencement thereof, the indemnifying party will be entitled to participate therein, and to the extent that it may elect by written notice delivered to the indemnified party promptly after receiving the aforesaid notice from such indemnified party, to assume the defense thereof, with counsel reasonably satisfactory to such indemnified party; provided, however, if the defendants in any such action include both the indemnified party and the indemnifying party and either (i) the indemnifying party or parties and the indemnified party or parties mutually agree or (ii) representation of both the indemnifying party or parties and the indemnified party or parties by the same counsel is inappropriate under applicable standards of professional conduct due to actual or potential differing interests between them, the indemnified party or parties shall have the right to select separate counsel to assume such legal defenses and to otherwise participate in the defense of such action on behalf of such indemnified party or parties. Upon receipt of notice from the indemnifying party to such indemnified party of its election so to assume the defense of such action and approval by the indemnified party of counsel, the indemnifying party will not be liable to such indemnified party under this Section 5 for any legal or other expenses subsequently incurred by such indemnified party in connection with the defense thereof unless (i) the indemnified party shall have employed counsel in connection with the assumption of legal defenses in accordance with the proviso to the next preceding sentence, (ii) the indemnifying party shall not have employed counsel satisfactory to the indemnified party to represent the indemnified party within a reasonable time after notice of commencement of the action or (iii) the indemnifying party has authorized the employment of counsel for the indemnified party at the expense of the indemnifying party. If the indemnified party or parties employ such separate counsel they will not enter into any settlement agreement which is not approved by the indemnifying party, such approval not to be unreasonably withheld. If the indemnifying party so assumes the defense thereof, it may not agree to any settlement of any such claim or action as the result of which any remedy or relief, other than monetary damages for which the indemnifying party shall be responsible hereunder, shall be applied to or against the indemnified party, without the prior written consent of the indemnified party. If the indemnifying party does not assume the defense thereof, it shall be bound by any settlement to which the indemnified party agrees, irrespective of whether the indemnifying party consents thereto. In any action hereunder as to which the indemnifying party has assumed the defense thereof with counsel satisfactory to the indemnified party, the indemnified party shall continue to be entitled to participate in the defense thereof, with counsel of its own choice, but, except as set forth above, the indemnifying party shall not be obligated hereunder to reimburse the indemnified party for the costs thereof.
                 The parties hereto shall, and shall cause their respective subsidiaries to, cooperate with each other in a reasonable manner with respect to access to unprivileged information and similar matters in connection with any Action.
                        (d) Contribution. If the indemnification provided for in this Section 5 shall for any reason be unavailable to an indemnified party in respect of any loss, claim, damage or liability, or any action in respect thereof, referred to therein, then each indemnifying party shall, in lieu of indemnifying such indemnified party, contribute to the amount paid or payable by such indemnified party as a result of such loss, claim, damage or liability, or action in respect thereof, in such proportion as shall be appropriate to reflect the relative fault of the indemnifying party on the one hand and the indemnified party on the other with respect to the statements or omissions which resulted in such loss, claim, damage or liability, or action in respect thereof, as well as any other relevant equitable considerations. The relative fault shall be determined by reference to whether the untrue or alleged untrue statement of a material fact or omission or alleged omission to state a material fact relates to information supplied by the indemnifying party on the one hand or the indemnified party on the other, the intent of the parties and their relative knowledge, access to information and opportunity to correct or prevent such statement or omission, but not by reference to Amexco's or any other indemnified party's stock ownership in Holdings. The amount paid or payable by an indemnified party as a result of the loss, claim, damage or liability, or action in respect thereof, referred to above in this paragraph shall be deemed to include, for purposes of this paragraph, any legal or other expenses reasonably incurred by such indemnified party in connection with investigating or defending any such action or claim. No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation.
                 6.       Amexco Affiliates.
                 The rights of Amexco under this Agreement with respect to any Amexco Securities may be transferred by Amexco to any one or more corporations or other entities as to which Amexco shall at the time of such transfer own 50% or more of the outstanding securities thereof or interests therein having by the terms thereof ordinary voting power to elect at least 50% of the Board of Directors or others performing similar functions with respect to such corporation or other entity.
                 7. Rule 144. Holdings shall take such measures and file such information, documents and reports as shall be required by the SEC as a condition to the availability of Rule 144 (or any successor provision).
                 8.       Transfer of Rights.
                          (a)     Amexco may transfer its rights under this
Agreement to any transferee (each, a "transferee") of an amount of Amexco Securities owned by Amexco exceeding 10 percent of the outstanding class of such Amexco Securities at the time of transfer. Any transfer of registration rights pursuant to this Section shall be effective upon receipt by Holdings of written notice from Amexco stating the name and address of any transferee and identifying the Amexco Securities with respect to which the rights under this Agreement are being transferred. In connection with any such transfer, the term "Amexco" as used herein shall, where appropriate to assign the rights and obligations of Amexco hereunder to such transferee, be deemed to refer to the transferee holder of the Amexco Securities. Amexco and such transferees may exercise the registration rights hereunder in such proportion as they shall agree among themselves.

                          (b)     After any such transfer, Amexco shall retain
its rights under this Agreement with respect to all other Amexco Securities owned by Amexco.
                          (c)     Upon the request of Amexco, Holdings shall
execute a Registration Rights Agreement with such transferee or a proposed transferee substantially similar to this Agreement, and any demand registrations granted to such transferee shall reduce the then remaining number of demand registrations to which Amexco is entitled under Section 1(a).
                 9.       Miscellaneous.
                          (a)     Injunctions.  Irreparable damage would occur
in the event that any of the provisions of this Agreement was not performed in accordance with its specific terms or was otherwise breached. Therefore, the parties hereto shall be entitled to an injunction or injunctions to prevent breaches of the provisions of this Agreement and to enforce specifically the terms and provisions hereof in any court having jurisdiction, such remedy being in addition to any other remedy to which they may be entitled at law or in equity.
                          (b)     Severability. If any term or provision of
this Agreement is held by a court of competent jurisdiction to be invalid, void
or
unenforceable, the remainder of the terms and provisions set forth herein shall remain in full force and effect and shall in no way be affected, impaired or invalidated, and the parties hereto shall use their best efforts to find and employ an alternative means to achieve the same or substantially the same result as that contemplated by such term or provision.
                          (c)     Further Assurances.  Subject to the specific
terms of this Agreement, each of Amexco and Holdings shall make, execute, acknowledge and deliver such other instruments and documents, and take all such other actions, as may be reasonably required in order to effectuate the purposes of this Agreement and to consummate the transactions contemplated hereby.
                          (d)     Waivers, Etc.  No failure or delay on the
part of Amexco or Holdings in exercising any power or right hereunder shall operate as a waiver thereof, nor shall any single or partial exercise of any such right or power, or any abandonment or discontinuance of steps to enforce such a right or power, preclude any other or further exercise thereof or the exercise of any other right or power. No modification or waiver of any provision of this Agreement nor consent to any departure by Amexco or Holdings therefrom shall in any event be effective unless the same shall be in writing, and then such waiver or consent shall be effective only in the specific instance and for the purpose for which given.
                          (e)     Entire Agreement.  This Agreement contains
the entire understanding of the parties with respect to the transactions contemplated hereby and, with respect to the Cumulative Preferred Shares and the Redeemable Preferred Shares, supersedes all prior agreements with respect to such transactions, including the Registration Rights Agreement, dated as of May 1, 1987, between Amexco and Holdings.
                          (f)     Counterparts.  For the convenience of the
parties any number of counterparts of this Agreement may be executed by the parties hereto, and each such executed counterpart shall be, and shall be deemed to be, an original instrument.
                          (g)     Notices.  All notices, consents, requests
instructions, approvals and other communications provided for herein shall be validly given, made or served, if in writing and delivered personally by facsimile or sent by registered mail, postage prepaid:
                 (i)      If to Amexco, to
                          American Express Company
                          American Express Tower
                          World Financial Center
                          New York, New York  10285

                          Attention:  Treasurer and General Counsel
                          Facsimile No.:  (          )

                 (ii)     If to Holdings, to
                          Lehman Brothers Holdings Inc.
                          American Express Tower
                          World Financial Center
                          New York, New York  10285
                          Attention:  Treasurer and Chief
                                                   Legal Officer
                          Facsimile No.:  (          )

or such other address as any party may, from time to time, designate in a written notice in a like manner. Notice given by facsimile shall be deemed delivered on the business day after it is received by the recipient. Notice given by mail as set out above shall be deemed delivered five calendar days after the date the same is mailed.
                          (h)     Governing Law.  This Agreement shall be
governed by and construed and enforced in accordance with the laws of the State of New York applicable to contracts made and to be performed therein.
                          (i)     Assignment.  Except as provided herein, the
parties may not assign their rights under this Agreement. Holdings may not delegate its obligations under this Agreement.

                 IN WITNESS WHEREOF, Amexco and Holdings have caused this Agreement to be duly executed as of the date first above written.

                                           AMERICAN EXPRESS COMPANY



                                           By_____________________________
                                             Name:
                                             Title:


                                           LEHMAN BROTHERS
                                            HOLDINGS INC.



                                           By_____________________________
                                             Name:
                                             Title: